                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


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Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                SPATIALIGHT, INC.

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

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    1) Title of each class of securities to which transaction applies:

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       pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

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
                                SPATIALIGHT, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 18, 2001

Dear Shareholder:

         This year's annual meeting of shareholders will be held on Friday, June 8, 2001 at 10:00 a.m., Pacific Daylight time, at the Embassy Suites Hotel, 101 McInnis Parkway, San Rafael, California 94903. You are cordially invited to attend.

         The Notice of Annual Meeting of Shareholders and Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

         After reading the Proxy Statement, please promptly vote, sign, and return the enclosed proxy in the prepaid envelope to assure that your shares will be represented. Your shares cannot be voted unless you date, sign and return the enclosed proxy or attend the annual meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our shareholders are important.

         A copy of the Company's 2000 Annual Report is enclosed.

         The Board of Directors and Management look forward to seeing you at the annual meeting.

                                            Very truly yours,

                                            /s/ SANDI HARRISON
                                            ------------------------------
                                            Sandi Harrison
                                            Assistant Secretary

                                SPATIALIGHT, INC.
                        9 Commercial Boulevard, Suite 200
                          Novato, California 94949-5759

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 8, 2001

         PLEASE TAKE NOTICE that the Annual Meeting of Shareholders of SpatiaLight, Inc., a New York corporation (the "Corporation"), will be held at the Embassy Suites Hotel, 101 McInnis Parkway, San Rafael, California, 10:00 a.m., June 8, 2001 for the following purposes:

         1. To elect four Directors of the Corporation to serve for the ensuing year and until their successors are duly elected and qualified.

         2. To ratify and approve options granted to Robert A. Olins, Acting Chief Executive Officer, Secretary and Treasurer and a member of the Board of Directors of the Corporation, to purchase 750,000 Common Shares upon the terms described in the attached Proxy Statement.

         3. To ratify and approve options granted to Steven F. Tripp, a member of the Corporation's Board of Directors, to purchase 150,000 Common Shares upon the terms described in the attached Proxy Statement.

         4. To ratify and approve time accelerated restricted stock options granted to Anne-Marie Ribes, Director of Corporate Development of the Corporation, to purchase up to 1,975,000 Common Shares upon the terms described in the attached Proxy Statement.

         5. To ratify the appointment of BDO Seidman, LLP, as independent auditors of the Corporation for the Corporation's fiscal year ending December 31, 2001.

         6. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on May 11, 2001 as the record date for the determination of shareholders of the Corporation entitled to notice of and to vote at the Meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY. ANY SHAREHOLDER WHO HAS GIVEN A PROXY MAY REVOKE IT BY WRITTEN NOTICE ADDRESSED TO AND RECEIVED BY THE SECRETARY OF THE CORPORATION PRIOR TO ITS EXERCISE, OR BY SUBMITTING A DULY EXECUTED PROXY BEARING A LATER DATE OR BY ELECTING TO VOTE IN PERSON AT THE MEETING. THE MERE PRESENCE AT THE MEETING OF THE PERSON APPOINTING A PROXY DOES NOT REVOKE THE PRIOR GRANT OF A PROXY.

New York
Date: May 18, 2001

                                              BY ORDER OF THE BOARD OF DIRECTORS
                                             SANDI HARRISON, Assistant Secretary

                                SPATIALIGHT, INC.
                        9 Commercial Boulevard, Suite 200
                          Novato, California 94949-5759

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors (the "Board") of SpatiaLight, Inc. (the "Corporation") for use at the Annual Meeting of Shareholders of the Corporation to be held on June 8, 2001 (the "Meeting") at the Embassy Suites Hotel, 101 McInnis Parkway, San Rafael, California at 10:00 a.m., California time, and any adjournments thereof. Shareholders of record as of the close of business on May 11, 2001 will be entitled to notice of and to vote at the Meeting and at any adjournments thereof. As of that date, there were 21,425,370 Common Shares, par value $.01 per share ("Common Shares" or "Shares"), issued and outstanding and entitled to vote at the Meeting. Each such Common Share is entitled to one vote on any matter presented at the Meeting.

         If Proxies in the accompanying form are properly executed and returned, unless contrary instructions are indicated thereon, the Common Shares represented thereby will be voted as follows: (1) for the election of the four nominees named below as Directors; (2) for the ratification and approval of the Options to purchase up to 750,000 Common Shares granted to Robert A. Olins, Acting Chief Executive Officer, Secretary, Treasurer and a member of the Corporation's Board of Directors; (3) for the ratification and approval of the Options to purchase up to 150,000 Common Shares granted to Steven F. Tripp, a member of the Corporation's Board of Directors; (4) for the ratification and approval of time accelerated restricted stock options to purchase up to 1,975,000 Common Shares granted to Anne-Marie Ribes, the Corporation's Director of Corporate Development; (5) for the ratification of the appointment of BDO Seidman, LLP, as the Corporation's independent accountants for the current fiscal year; and (6) in the discretion of the persons named in the enclosed form of Proxy, on any other proposals to properly come before the Meeting or any adjournments thereof. The percentages of votes required to elect directors and to ratify and approve the other matters being presented to Shareholders are set forth under each such matter. Any shareholder who has given a Proxy may revoke it by written notice addressed to and received by the Assistant Secretary of the Corporation prior to its exercise or by submitting a duly executed Proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a Proxy does not revoke the prior grant of a Proxy.

         The presence in person or by proxy of a majority of the outstanding Common Shares entitled to vote at the Meeting will be necessary to constitute a quorum. The requisite vote of Shareholders required to elect Directors and to approve or ratify the specific matters which are the subject of the Proposals is set forth under each such Proposal.

         Information with respect to beneficial ownership of Common Shares by Directors and Officers of the Corporation is set forth under the caption "Stock Ownership of Certain Beneficial Owners and Management".

The approximate date of mailing of this Proxy Statement is expected to be May 18, 2001.

                                 PROPOSAL NO. 1:
                              ELECTION OF DIRECTORS

         A Board of Directors (the "Board") consisting of four Directors is proposed to be elected by the Shareholders at the Annual Meeting, with each Director to hold office until the next Annual Meeting or until his successor is duly elected and qualified. Pursuant to the Company's by-laws, the number of Directors has been fixed by the Board at four to nine Directors.

        The Board recommends the election of the following four nominees:
Lawrence J. Matteson, Robert A. Olins, Steven F. Tripp and Claude Piaget. Messrs. Matteson, Olins and Tripp are currently serving as Directors of the Company whereas Mr. Piaget is standing for election as a Director for the first time. Information concerning these nominees is provided below.

         The Board recommends the election of all four nominees named below and it is intended that the Proxies will vote the enclosed Proxy (unless otherwise directed) for the election of all of these nominees. The Board does not contemplate that any of the nominees will be unable to serve as a Director, but should any such nominees so notify the Company of the nominee's unavailability prior to the voting of the Proxies, the persons named in the enclosed Proxy reserve the right to vote for such substitute nominee or nominees as they, in their sole discretion, shall determine.

         Unless authority to vote for one or more of the Director nominees is specifically withheld according to the instructions on the Proxy, those Proxies which are executed and returned to the Company prior to the Annual Meeting in the enclosed form will be voted for in the election of each of the four nominees named below. The Proxy solicited by the Board will be so voted unless Shareholders specify a contrary choice therein. The affirmative vote of a plurality of the votes cast at the Meeting shall be required to elect Directors.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

         Information concerning the names, ages, terms, positions and offices held with the Company, and business experience of the Company's current Directors and nominees is set forth below:

NAME                       AGE                       POSITION(S)                                  DIRECTOR SINCE
----                       ---                       -----------                                  --------------
Lawrence J. Matteson       61                        Chairman of the Board                        1991
Robert A. Olins            44                        Director, Acting Chief Executive Officer     1998
Steven F. Tripp            32                        Director                                     1999
Claude Piaget              59                        Director                                     N/A

         LAWRENCE J. MATTESON, a Director since 1991, served as Chairman of the Board from May 1995 to June 1997 and was re-elected to serve as Chairman of the Board in April 2001. He currently is an executive professor of business policy at the William E. Simon Graduate School of Business Administration, at the University of Rochester. Mr. Matteson was Senior Vice President and General Manager of Electronic Imaging for Kodak until December 1991. Mr. Matteson began his career with Kodak in 1965 as a research engineer and has worked at Kodak in various positions continuously from that date until December 1991. He holds degrees in engineering and an MBA from the University of Rochester Graduate School of Business.

         ROBERT A. OLINS, a Director since February 1998, has served as President of Argyle Capital Management Corporation for the past 16 years. Argyle Capital Management Corporation is a private investment advisory company. Since mid-June 2000, Mr. Olins has also served as Acting Chief Executive Officer, Secretary and Treasurer of the Company.

         STEVEN F. TRIPP, a Director since June 1999, is President and CEO of KnoWare, Inc. since 1998. KnoWare is a privately held software development company focused on Internet based check imaging and fraud detection software for financial institutions. Mr. Tripp was owner and Vice President of Document Solutions from 1990 to 1998. Mr. Tripp has worked in the software development industry for more than 10 years with a primary focus on digital imaging.

         CLAUDE PIAGET, who is the new nominee for election as a Director, has broad and diversified experience in the electronics industry: from 1997 to 2000, he served as Chief Executive Officer and Senior Vice President for International Relations of Digital Video Broadcasting, an international consortium involved in the promotion of uniform standards for digital television. Prior to 1997, Mr. Piaget served in several executive positions for Philips Electronics N.V., including service from 1986 to 1994 as a development manager for Philips Consumer Electronics, from 1994 to 1995 as a company strategy expert for Philips Business Electronics, and from 1995 to 1997 as a market development manager for Philips Netherlands. Prior to 1986, he was engaged as an industrial research engineer in various research positions for Philips Research which were involved in research pertaining to semiconductor physics, components and devices.

OTHER DIRECTORSHIP; TERM OF OFFICE

         None of the Corporation's Directors is a member of the board of directors of any other company with a class of securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended, or of any company registered under the Investment Company Act of 1940, as amended.

         All Directors serve for a term of one year or until their successors shall have been duly elected and qualified. All officers serve at the discretion of the Board of Directors. Three of the current Directors were elected at the May 19, 2000 Annual Meeting of the Corporation's Shareholders.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

         During the year ended December 31, 2000, the Board held nine (9) meetings. None of the Company's incumbent Directors attended fewer than 100% of the total number of meetings of the Board and all of the Committees of the Board on which such Director served during that period.

         The Board maintains an Audit Committee, a Compensation Committee, and, until May 2000, an Executive Committee. The Corporation does not have a standing Nominating Committee.

         The Compensation Committee's function is to review and recommend executive compensation, including executive officer's salary levels, incentive compensation programs, and stock option grants. Following the May 19, 2000 Shareholder's Meeting, Board members were reassigned to committees and the members of the Compensation Committee were Mr. Tripp and Mr. Olins. During the year ended December 31, 2000, the Compensation Committee held three (3) meetings.

         The Executive Committee's function was to review operational matters, including audit and compensation issues of the Corporation and recommend operational activity to management. From January 2000 through May 2000 the members of the Executive Committee were Messrs. Burney, Matteson, and Olins. The Board no longer maintains an Executive Committee. During the year ended December 31, 2000, the Executive Committee held two (2) meetings.

                             AUDIT COMMITTEE REPORT

         Management of the Corporation bears primary responsibility for the Corporation's financial statements and for its reporting process, including systems of internal controls. The primary purpose of an Audit Committee is to monitor: (1) the integrity of the Corporation's financial statements; (2) the Corporation's compliance with legal and regulatory requirements and (3) the independence and performance of the Corporation's external auditors and the Corporation's internal auditing function. For further information concerning the Audit Committee's functions, see the Audit Committee's Charter set forth as Appendix A to this Proxy Statement.

         The Audit Committee held four (4) meetings during its last fiscal year. In March 2001, the Audit Committee determined to change the Corporation's independent auditors and retained BDO Seidman LLP ("Seidman") to report upon its results of operations for its fiscal year ended December 31, 2000. On March 13, 2001, the Audit Committee received from Seidman the written disclosures and the letter regarding Seidman's independence required by Independence Standard Board, Standards No. 1. In addition, Seidman discussed with members of the Audit Committee issues of auditor independence and related matters required by statements on Auditing Standard No. 61 and 92.

         The Audit Committee has reviewed and discussed with Seidman the Corporation's financial management and internal controls and matters relating to conduct of the audit. The Audit Committee also reviewed and discussed with management of the Corporation its audited financial statements pertaining to the year ended December 31,2000. (See Proposal No. 5 elsewhere in this Proxy Statement with respect to the ratification of Seidman as of the Corporation's independent auditors for the fiscal year ending December 31, 2001.) The fees charged by Seidman for its auditing and related services to the Company for the year ended December 31, 2000 were approximately $86,489.

         In light of the foregoing review and discussions, the Audit Committee recommended to the Corporation's Board that its audited financial statements reported upon by Seidman were to be included in the Corporation's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission (the "SEC") on April 16, 2001.

         Following the forthcoming Annual Meeting of Shareholders, the Board will assign certain of its members to the Audit Committee and, in making such assignment, the Board will seek to assure compliance with the new Audit Committee independence requirements applicable to the Corporation which are set forth in recently adopted SEC Regulations.

                                            AUDIT COMMITTEE
                                            Steve F. Tripp*
                                            Robert A. Olins**

COMPENSATION OF DIRECTORS

         Non-management Directors are entitled to receive a $500.00 Director's fee for each Board meeting attended. Directors who are also full-time employees are not paid Directors' fees. All of the incumbent Directors have waived the non-management Director's fee of $500.00 per Board meeting.

REQUIRED VOTE

         As noted above, the Board has nominated four persons for election as Directors at the Meeting to serve until the next Annual Meeting of Shareholders and until their respective successors shall have been duly elected or appointed. Directors are elected by a plurality of the number of Common Shares present at the Meeting in person or by Proxy, assuming that there is a quorum of such Shares represented at the Meeting. Accordingly, the four nominees receiving the highest number of votes at the Meeting will be elected as Directors of the Corporation.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, executive officers and persons who beneficially own more than 10% of our Common Shares to file with the SEC initial reports of ownership and reports of changes in ownership of Common Shares and other equity securities. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on a review of the copies of such reports furnished to us for fiscal 2000, all executive officers, directors and greater than 10% shareholders filed the required Section 16(a) reports in a timely manner.

--------
* Compensation Committee Member
** Compensation Committee Member/Acting Chief Executive Officer

                           STOCK OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT
                            (AS OF DECEMBER 31, 2000)

                      NAME AND ADDRESS                             AMOUNT AND NATURE OF            PERCENT OF
                      BENEFICIAL OWNER                             BENEFICIAL OWNERSHIP              CLASS
                      ----------------                             --------------------              -----
     Argyle Capital Management Corporation .............            2,622,634(1)                    10.36%
     Robert A. Olins
     14 East 82nd St.
     New York, New York 10028

     Sabotini, Ltd .....................................            2,060,000(2)                     9.22%
     C/O Wychwood Trust Ltd.
     1 Castle St.
     Castletown
     Isle of Man, British Isles

     Raymond L. Bauch ..................................            1,283,720                        5.96%
     14 Office Drive Park, Suite 1
     Palm Coast, FL 32137

     Jalcanto, Ltd. ....................................            1,267,500(3)                     5.88%
     C/O Wychwood Trust Ltd.
     1 Castle St.
     Castletown
     Isle of Man, British Isles

     Michael H. Burney .................................              549,127(4)                     2.58%
     9 Commercial Blvd., Suite 200
     Novato, CA  94949

     Fred R. Hammett ...................................              155,000(5)                      *
     9 Commercial Blvd., Suite 200
     Novato, CA  94949

     Miles L. Scott ....................................              166,667(6)                      *
     9 Commercial Blvd., Suite 200
     Novato, CA  94949

     Lawrence J. Matteson ..............................              250,000(7)                     1.20%
     9 Commercial Blvd., Suite 200
     Novato, CA  94949

     Steven F. Tripp ...................................              155,357(8)                      .76%
     9 Commercial Blvd., Suite 200
     Novato, CA  94949

     All directors and officers as a group
     (4 persons) .......................................            3,194,658                       11.98%

     ----------
     * Represents less than 1%

(1) Includes 2,400,156 shares beneficially owned subject to conversion of principal and interest of convertible notes held by Argyle Capital Management Corporation, of which Mr. Olins is President and over which Mr. Olins exercises voting control. Also includes 25,000 shares subject to outstanding stock options held by Mr. Olins that are exercisable as of December 31,2000.

(2) Based solely upon information filed in a Schedule 13D by the named shareholder. To the Company's knowledge, Shaun F. Cairns and Paul A. Bell are the sole directors of the named shareholder. As such, Mr. Cairns and/or Mr. Bell may be deemed to be the beneficial owner(s) of the shares of the Company's Common Stock held by the named shareholder.

(3) Based solely upon information filed in a Schedule 13D by the named shareholder. To the Company's knowledge, Shaun F. Cairns and Paul A. Bell are the sole directors of the named shareholder. As such, Mr. Cairns and/or Mr. Bell may be deemed to be the beneficial owner(s) of the shares of the Company's Common Stock held by the named shareholder.

(4) Includes 500,000 shares subject to options exercisable as of December 31, 2000.

(5) Includes 155,000 shares subject to options exercisable as of December 31, 2000.

(6) Includes 166,667 shares subject to options exercisable as of December 31, 2000.

(7) Includes 250,000 shares subject to options exercisable as of December 31, 2000.

(8) Includes 12,500 shares subject to options exercisable as of December 31, 2000.

                                 PROPOSAL NO. 2:
              RATIFICATION AND APPROVAL OF STOCK OPTIONS GRANTED TO
                ROBERT A. OLINS, ACTING CHIEF EXECUTIVE OFFICER,
                   SECRETARY AND TREASURER OF THE CORPORATION

GENERAL

         On October 18, 2000, the Board unanimously approved (except for Mr. Olins who abstained from voting) the grant to Robert A. Olins ("Olins") of Options to purchase 750,000 Common Shares of the Corporation at an Exercise Price of $1.50 per share (the "Options"), subject to Shareholder ratification and approval. The exercise price equaled the Closing Price of such Shares on such date on the NASDAQ Small Cap Market ("NASDAQ").

STATUS, DURATION AND RESTRICTIONS

         The Options have a term of ten years expiring on October 18, 2010, and may be exercised, in whole of in part, from time to time or at any time during such term whether or not Olins is then employed by the Corporation or any of its subsidiaries. The Options may only be exercised by Olins and may not be transferred by him, in whole or in part, during his lifetime and, upon death, only by will or the laws of descent. The Options are non-statutory options and have not been granted under any of the Corporation's existing stock option plans.

         No taxable income was recognized by Olins upon the grant of the Options to him and the Corporation was not entitled to a tax deduction by reason of the grant of such Options. Upon the exercise of these non-statutory (i.e. non qualified) Options, however, Olins will be required to include in his income for Federal income tax purposes such amount as the market value of the Shares at the date or dates of his exercise exceeds the exercise price of the Options. The Corporation, generally, will be entitled to a corresponding deduction at the time Olins is required to include the value of such Shares in his income upon the date or dates that such Options are exercised. (See, however, "Section 162(m) Provisions" under this caption for further information concerning the potential limit on such tax deductibility by the Corporation with respect to the Olins Options). Upon a subsequent sale of the Common Shares, Olins would derive capital gain or loss depending upon the subsequent appreciation or depreciation in the value of such Shares.

METHOD OF EXERCISE OF THE OPTIONS

         Olins may exercise the Options, in whole or in part, by payment in cash or by tender to the Corporation of Shares owned by Olins which have a then fair market value equal to the then aggregate exercise price of the portion of the Options being exercised. Olins may also exercise the Options through a "cashless exercise" by assigning, in a lawful manner acceptable to the Corporation, the proceeds of a sale to, or loan from, a third party respecting a portion or all of the Shares to be acquired upon exercise of the Options. The Optionee shall be responsible for the payment of any of the tax liabilities arising from the exercise, in whole or in part, of the Options.

BOARD RECOMMENDATION OF APPROVAL OF OLINS' OPTIONS

         Olins has acted as Chief Executive Officer, Secretary and Treasurer of the Corporation since mid-June 2000. In such capacity, Olins has devoted most of his available business time to the affairs of the Corporation including intensive efforts to develop the marketing of its products, raise additional equity capital for the Corporation and restructure management of the Corporation in an effort both to conserve expenses and enhance efficiency. Except for the Options described in this Proposal, Olins has not received any compensation in cash or otherwise for his services as Acting Chief Executive Officer, Secretary and Treasurer. When originally granted, the Options for the 750,000 shares were to be granted to him regardless of whether he continued to serve as an Acting Chief Executive Officer through March 31, 2001. He has served in such capacity through March 31, 2001, and is continuing to serve in the above-described capacity through the date of this Proxy Statement. Furthermore, as of the date hereof, Olins has not sought any additional compensation, for his services as Acting Chief Executive Officer, Secretary and Treasurer and the Board has made no determination respecting any compensation to be payable to Olins for his services from and after April 1, 2001. In any event, however, if the Shareholders approve the grant of the Option to Olins described herein, Olins will not seek any additional compensation and the Board will not grant such compensation for his services through March 31, 2001.

         For information concerning the shareholdings of Olins, reference is made to "Stock Ownership of Certain Beneficial Owners and Management."

SECTION 162(M) PROVISIONS

         Section 162(m) of the Internal Revenue Code (the "Code") which generally disallows a tax deduction for compensation over $1,000,000 paid to the Chief Executive Officer and certain other highly compensated employees ("covered employees") of publicly held corporations, provides that "performance-based" compensation will not be subject to the $1,000,000 deduction limitation. The compensation element of the Options granted to Olins, if approved by Shareholders, with an exercise price equal to the fair market value of the underlying shares as of the date of grant is considered performance-based compensation, if certain requirements are met, including the requirement that such Options were granted by a Committee of two or more Directors, each of whom was an "outside director" within the meaning of the Code on the date of their grant. Therefore, the compensation element of these Options may be subject to the deduction limitations of Section 162(m) of the Code.

VOTE REQUIRED FOR APPROVAL

         By recent Amendment to the New York Business Corporation Law, the approval of the Options granted to Olins by the Shareholders of the Corporation is no longer required because the Corporation is publicly held and its Shares are listed on NASDAQ. Under applicable regulations of NASDAQ, however, the grant of options to an officer or Director of the Corporation requires the approval by the holders of a majority of the Shares present in person or by Proxy at the Meeting.

         If the required ratification and approval of the Options granted to Olins is not obtained, the Options shall be terminated and canceled in their entirety. In such event, the matter will be referred back to the Board for further consideration. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION AND APPROVAL OF THE GRANT OF THE OPTIONS TO ROBERT A. OLINS

                                 PROPOSAL NO. 3:
                   RATIFICATION AND APPROVAL OF STOCK OPTIONS
                           GRANTED TO STEVEN F. TRIPP,
                          A DIRECTOR OF THE CORPORATION

GENERAL

         On October 18, 2000, the Board unanimously approved (except for Mr. Tripp who abstained from voting) the grant to Steven F. Tripp ("Tripp") of Options to purchase 150,000 Common Shares of the Corporation at an Exercise Price of $1.50 per share (the "Options"), subject to Shareholder ratification and approval. The exercise price equaled the Closing Price of such Shares on such date on the NASDAQ Small Cap Market ("NASDAQ").

STATUS, DURATION AND RESTRICTIONS

         The Options have a term of ten years expiring on October 18, 2010 and may be exercised, in whole of in part, from time to time or at any time during such term, whether or not Tripp is then employed by the Corporation or any of its subsidiaries. They may only be exercised by Tripp and may not be transferred by him, in whole or in part, during his lifetime and, upon death, only by will or the laws of descent. The Options are non-statutory options and have not been granted under any of the Corporation's existing stock option plans.

         No taxable income was recognized by Tripp upon the grant of the Options to him and the Corporation was not entitled to a tax deduction by reason of the grant of such Options. Upon the exercise of these non-statutory (i.e. non qualified) Options, however, Tripp will be required to include in his income for Federal income tax purposes such amount at the market value of the Shares at the date or dates of his exercise exceeds the exercise price of the Options. The Corporation, generally, will be entitled to a corresponding deduction at the time Tripp is required to include the value of such shares in his income upon the date or dates that such Options are exercised. (The provisions of Section 162(m) of the Code, described under "Proposal No. 2" elsewhere in the Proxy Statement with respect to the limitation on such deduction by the Corporation will probably be not applicable upon the exercise of the Options granted to Tripp). Upon a subsequent sale of the Common Shares, Tripp would derive capital gains or loss depending upon the subsequent appreciation or depreciation in the value of such Shares.

METHOD OF EXERCISE OF THE OPTIONS

         Tripp may exercise the Options, in whole or in part, by payment in cash, by tender to the Corporation of Shares owned by Tripp which have a then fair market value equal to the then aggregate exercise price of the portion of the Options being exercised. Tripp may also exercise the Options through a "cashless exercise" by assigning, in a lawful manner acceptable to the Corporation, the proceeds of a sale to, or loan from, a third party respecting a portion or all of the Shares to be acquired upon exercise of the Options. The Optionee shall be responsible for the payment of any of the tax liabilities arising from the exercise, in whole or in part, of the Options.

BOARD RECOMMENDATION OF APPROVAL OF TRIPP'S OPTIONS

          In addition to the performance of his duties as a Director of the Corporation, Tripp has rendered valuable services to the Corporation which include his assistance in the redesign of the Corporation's website; undertaking the Oracle Accounting Systems evaluation; assistance in negotiating on behalf of the Corporation the second phase of the funding of the convertible notes issued by the Corporation in 1999; and assistance in the Corporation's continuing marketing efforts including designing its booth for forthcoming industry trade shows.

         By recent Amendment to the New York Business Corporation Law, the approval of the Options granted to Tripp by the Shareholders of the Corporation is no longer required because the Corporation is publicly held and its Shares are listed on NASDAQ. Under applicable regulations of NASDAQ, however, the grant of options to an officer or Director of the Corporation requires the approval by the holders of a majority of the Shares present in person or by Proxy at the Meeting.

         If the required ratification and approval of the Options granted to Tripp is not obtained, the Options shall be terminated and canceled in their entirety. In such event, the matter will be referred back to the Board of Directors for further consideration. the board of directors recommends a vote "for" ratification and approval of the grant of the options to steven f. tripp.

                                PROPOSAL NO. 4:
                          RATIFICATION AND APPROVAL OF
               TIMEACCELERATED RESTRICTED STOCK OPTIONS ("TARSAP")
               GRANTED TO ANNE-MARIE RIBES, DIRECTOR OF CORPORATE
                         DEVELOPMENT OF THE CORPORATION.

GENERAL

         Effective as of June 30, 2000, (the "Effective Date"), the Board unanimously approved the Grant of TARSAP Options to purchase up to a maximum 1,975,000 Shares of the Corporation to Anne-Marie Ribes, the Corporation's Director of Corporate Development ("Ribes"), at an exercise price of $4.80 per share, which equaled 120% of the closing price of the Shares on NASDAQ on the Effective Date. These Options were granted to Ribes subject to the right of the Corporation to seek Shareholders ratification and approval thereof.

STRUCTURE OF RIBES TARSAP OPTION - PERFORMANCE CONTINGENCIES

         Subject to the terms of the TARSAP Agreement with Ribes, Options to purchase 300,000 Shares vested as of the Effective Date. Options to purchase the remaining 1,675,000 Shares vest and are exercisable on the third anniversary of the Effective Date as long as Ribes is then employed by the Corporation or any of its subsidiaries, but are subject to acceleration of vesting if certain performance contingencies are satisfied by not later than June 30, 2002 as described below.

         o Options to purchase 100,000 Shares shall vest and become exercisable on each of the first and second anniversary dates of the Effective Date as long as Ribes is then employed by the Corporation or any of its subsidiaries, but shall be deducted from any other Options which shall have thereafter vested and become exercisable by Ribes based upon certain performance tests described in the following paragraph. (It is to be noted that the Corporation has the right to terminate Ribes' employment on short term notice.)

         o Options to purchase various percentages of the Shares (subject to deduction for the 100,000 Shares vesting on each of the first two anniversary dates referred to above) are only exercisable if the Corporation, with Ribes' assistance, achieves certain objectives including a restructuring of management, consummation of certain contractual arrangements and other performance tests, provided that each of those performance tests shall have been satisfied prior to June 30, 2002, the second anniversary of the Effective Date.

         To date, none of the performance conditions to which Ribes' TARSAP Options are subject has been achieved by the Corporation and, therefore, as of the date of this Proxy Statement, no acceleration of the vesting of such Options has occurred.

STATUS, DURATION AND RESTRICTIONS

         The Ribes Options, unless sooner terminated for reasons described below, shall terminate on the third anniversary of the respective dates upon which percentages of such Options shall vest (the "Term"). Any Options that have vested may be exercisable, in whole or in part, at any time during their Term, except that if Ribes' employment by the Corporation is terminated during the Term, Ribes is required to exercise the Options, in whole or in part, within 90 days after the date of such termination, subject to the right of Ribes or her estate to exercise the Options during a 12 month period following her death or disability but no later than the last day of the Term.

         The Options may only be exercised by Ribes and may not be transferred by her, in whole or in part, during her lifetime and, upon death, only by will or the laws of descent. The Options are non-statutory Options and have not been granted under any of the Corporation's stock option plans.

         No US taxable income was recognized by Ribes upon the grant of the Options to her and the Corporation was not entitled to a tax deduction by reason of the grant of such Options. Upon the exercise of these non-statutory (i.e. non qualified) Options, however, Ribes will be required to include in her income for US income tax purposes such amount as the market value of the Shares at the date or date of her exercise exceeds the exercise price of the Options. The Corporation, generally, will be entitled to a corresponding deduction at the time Ribes is required to include the value of such shares in his income upon the date or dates that such Options are exercised. (The provisions of Section 162(m) described under "Proposal 2" elsewhere in this Proxy Statement with respect to the limitation on such deductibility by the Corporation will probably not be applicable upon exercise of the Options granted to Ribes.) Upon a subsequent sale of the Common Shares, Ribes would derive capital gain or loss depending upon the subsequent appreciation or depreciation in the value of such Shares.

METHOD OF EXERCISE OF OPTION

         Ribes may exercise all or any portion of the Options by payment in cash or, in the discretion of the Board, delivery of other Shares of the Corporation which will be credited against the Exercise

Price in an aggregate amount equal to their then Fair Market Value as defined in the Ribes TARSAP Option Agreement. Ribes shall be responsible for any and all tax liabilities arising from the exercise of the Options, including withholding and any other similar taxes unless such taxes need not be paid by reason of any tax duty or conventions between the United States and France.

BOARD RECOMMENDATIONS OF APPROVAL OF RIBES' OPTIONS

         In the opinion of the Board, Ribes is entitled to the grant of the Options because of the following factors:

         o She has undertaken important duties for the Corporation as its Director of Corporate Development, which, if accomplished, will be of considerable benefit to the Corporation and its shareholders.

         o More than 70% of the Options are subject to performance criteria which may or may not be accomplished and, therefore, Ribes has assumed the risks of their non-performance by the second anniversary of the Effective Date. It is the opinion of the Board that if Ribes assists the Corporation in satisfying these performance tests, she will have well earned any future benefits which she may derive from the Options.

         o The Options constitute the most significant part of Ribes' compensation as an employee of the Corporation as Ribes receives modest cash compensation under her employment agreement with the Corporation.

VOTE REQUIRED FOR APPROVAL

         By recent amendment to the New York Business Corporation Law, the ratification and approval of the Options granted to Ribes by the Shareholders of the Corporation, which is a publicly held Corporation whose securities are listed on NASDAQ, are not required. However, the Board believes that NASDAQ regulations require the ratification and approval of Ribes TARSAP Options by the holders of a majority of the Shares present in person or by proxy at meeting. If the required ratification and approval of the Options granted to Ribes are not obtained, such Options shall be terminated and canceled in their entirety. In such event, the matter will be referred back to the Board for further consideration.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION AND APPROVAL OF THE GRANT OF THE OPTIONS TO ANNE-MARIE RIBES.

EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid by the Company for the fiscal years ended December 2000 and 1999 to the Company's Chief Executive Officer and other executive officers of the Company who received total salary and bonuses in excess of $100,000 during 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                       SECURITIES
                                                                                       UNDERLYING        ALL OTHER
                 NAME AND PRINCIPAL POSITION                  YEAR       SALARY      OPTIONS/SARS(#)    COMPENSATION
                 ---------------------------                  ----       ------      ---------------    ------------
    Robert A. Olins, Acting CEO, Treasurer, Secretary         2000              $0                0               $0

    Michael H. Burney, Former CEO, Treasurer, Secretary       2000        $170,722                0(3)      $107,461(2)
                                                              1999        $200,000          500,000(1)

    Fred R. Hammett, Former President                         2000        $252,885                0               $0
                                                              1999         197,115          250,000(1)

    Miles L. Scott, Vice President, Engineering/              2000        $192,115                0               $0
    Manufacturing
                                                              1999         100,000          125,000(1)


(1) These stock option grants vest over a three-year period and are subject to the optionee meeting specific performance targets. Options granted to Mr. Burney were cancelled unvested in 2000 upon the termination of his employment contract. Options granted to Mr. Hammett were cancelled unvested in 2000 upon the non-renewal of his employment contract. Of the 125,000 granted to Mr. Scott, 41,667 shares vested as of 12/31/00.

(2) Under the terms of the settlement agreement (described elsewhere in the proxy statement), Mr. Burney received six months of severance in 2000 and will have received three months of severance in 2001.

(3) Under the terms of his settlement agreement, 500,000 options granted to Mr. Burney in 1998 expired in June 2000 upon termination. Pursuant to an August settlement agreement, they were reinstated and subsequently exercised in the first quarter of 2001.

STOCK OPTION GRANTS

         The following table sets forth certain information for the years ended December 31, 1999 and 2000 with respect to stock options granted to the individuals named in the Summary Compensation Table.

                                    OPTION GRANTS IN LAST FISCAL YEAR

                      (a)                  (b)              (c)                 (d)                  (e)
                                        NUMBER OF    % OF TOTAL
                                       SECURITIES    OPTIONS/SARS
                                       UNDERLYING    GRANTED TO
                                      OPTIONS/SARS   EMPLOYEES IN        EXERCISE OR BASE        EXPIRATION
                     NAME              GRANTED (#)   FISCAL YEAR           PRICE ($/SH)             DATE
                     ----             ------------   -------------       -----------------       ----------

           Robert A. Olins                  0(1)             0                   0                    -

           Michael H. Burney                0                0                   0                    -

           Fred R. Hammett                  0                0                   0                    -

           Miles L. Scott                   0                0                   0                    -

         (1) See, however, Proposal No. 2 concerning Stock Options for Mr. Olins, which, if ratified and approved by Shareholders, will be deemed granted in the current fiscal year.

OPTION EXERCISES AND FISCAL 2000 YEAR END VALUES

         The following table sets forth information with respect to options to purchase common stock granted to the Company's named executive officers including: (i) the number of shares of common stock purchased upon exercise of options in the fiscal year ending December 31, 2000; (ii) the net value realized upon such exercise; (iii) the number of unexercised options outstanding at December 31, 2000; and (iv) the value of such unexercised options at December 31, 2000.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         DECEMBER 31, 2000 OPTION VALUES

                                            (i)         (ii)               (iii)                  (iv)
                                                                                                VALUE OF
                                                                         NUMBER OF             UNEXERCISED
                                                                        UNEXERCISED           IN-THE-MONEY
                                                                      OPTIONS AT DEC.        OPTIONS AT DEC.
                                          SHARES                         31, 2000              31, 2000($)
                                       ACQUIRED ON   VALUE REALIZED   (#)EXERCISABLE/         EXERCISABLE/
        NAME                           EXERCISE(#)         ($)         UNEXERCISABLE         UNEXERCISABLE
        ----                           -----------   --------------   ---------------        --------------
  Robert A. Olins                           0              $0              25,000/0             $25,000/$0

  Michael H. Burney                       7,500          $16,875           500,000/0            $250,000/$0

  Fred R. Hammett                           0              $0              155,000/0            $77,500/$0

  Miles L. Scott                            0              $0           166,667/83,333          $62,500/$0

EMPLOYMENT AGREEMENTS

         On July 5, 2000, the Corporation announced that Robert A. Olins, who has served as a Director of the Corporation since 1998, had been named acting Chief Executive Officer, Secretary and Treasurer of SpatiaLight, Inc., replacing Michael H. Burney, who held the position for approximately two years. Mr. Olins does not have an employment agreement with the Corporation and the Board is actively seeking a permanent Chief Executive Officer. Mr. Olins has received no cash compensation by the Corporation for his services to date, but see "Proposal No. 2" for information concerning options granted to him which are being presented to Shareholders for their ratification and approval.

         The one-year term employment agreement of Fred R. Hammett with the Corporation expired on December 31, 2000 and the Corporation no longer employs Mr. Hammett.

         The Corporation is a party to an employment agreement with Miles L. Scott to serve as its Vice President Engineering/Manufacturing, which is in effect through December 31, 2001, with one-year extensions at the option of the Company. As currently in effect, the agreement provides for a salary of $200,000 and a grant of Incentive Stock Options to purchase 125,000 shares of common stock vesting over a three-year period depending upon the achievement of certain performance criteria.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In various transactions in 1998, Argyle Capital Management Corporation, a company affiliated with Robert Olins, a Director, Acting Chief Executive Officer, Secretary and Treasurer of the Corporation, purchased convertible notes of the Corporation in the outstanding principal amount of $1,188,000. These convertible notes accrue interest at 6% and are convertible at $0.50 per share. These notes were originally due on December 31, 1999 and have been extended until June 30, 2001 on the same terms.

         In December 1999, the Corporation issued warrants to purchase 821,429 Common Shares in conjunction with the issuance of $2,875,000 of convertible notes to a group of investors associated with Steven F. Tripp, a Director of the Corporation. These convertible notes bear an interest rate of 6%, were originally all convertible into Common Shares at $3.50 per share, and are due on June 30, 2001. The Company received the first installment of $1,437,500 in December 1999. The second installment of $1,437,500 was to be received upon the achievement of certain performance targets. It was received in November 2000, prior to reaching these performance requirements, in exchange for reducing the conversion price of the second installment from $3.50 to $2.25 per Share.

                                 PROPOSAL NO. 5:
                   RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

         It is proposed that the Shareholders ratify the selection of BDO Seidman LLP ("Seidman") as the independent accountants of the Corporation for the fiscal year ending December 31, 2001.

         BDO Seidman examined and reported on the financial statements of the Corporation for its 2000 fiscal year. A representative of Seidman will be present at the Meeting. The representative will be available to answer appropriate questions from Shareholders.

         Under applicable New York law, the ratification of Seidman as the Corporations independent accountants for the current fiscal year requires the approval of the holders of a majority of the votes cast, in person or by proxy, at the meeting of the outstanding shares of the Corporation entitled to vote thereon.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN LLP TO SERVE AS THE CORPORATION'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

OTHER MATTERS

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

         On March 13, 2001, the Corporation dismissed KPMG LLP as its independent accountants. The reports of KPMG on our financial statements for the last fiscal year contained no adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Audit Committee.

         During the last fiscal year and through March 13, 2001, there were no disagreement with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to KPMG's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

         During the last fiscal year and through March 13, 2001, there occurred no reportable events (as such term is defined in Item 304(a) (1) (v) of Regulation S-K).

         The Corporation engaged BDO Seidman, LLP as its new independent accountants as of March 13, 2001. The Corporation had not consulted with BDO Seidman prior to its engagement regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the financial statements or any matter that was either the subject of a disagreement or a reportable event (as such terms are defined in Item 304(a) (1) of Regulation S-K).

         The Board is not aware of any matters to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should properly come before the Meeting, it is intended that the holders of Proxies will vote thereon in their discretion.

SHAREHOLDERS PROPOSALS

         Proposals of Shareholders intended to be presented at the next Annual Meeting of Shareholders of the Corporation (expected to be held in May or June
2002) must be received by the Corporation for inclusion in the Corporation's Proxy Statement on or prior to January 15, 2002.

COSTS OF SOLICITATION

         The Corporation will bear all of the costs of the solicitation of Proxies and conducting the Meeting, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners. The Corporation will request such brokers, custodians, nominees, fiduciaries and others to forward proxy materials to their principals. Solicitations will be made primarily by mail, but certain Directors, officers and employees of the Corporation may solicit proxies in person, or by telephone, telecopier or telegram without receiving special compensation for these services.

                                            BY ORDER OF THE BOARD OF DIRECTORS,

                                            /s/ SANDI HARRISON
                                            ------------------------------
                                            Sandi Harrison,
                                            Assistant Secretary

                                   APPENDIX A
                             To the Proxy Statement

                                SPATIALIGHT, INC.
                AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER

I.       PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

         Serve as an independent and objective party to monitor the Corporations' financial reporting process and internal control system.

         Review and appraise the audit efforts of the Corporation's independent accountants.

         Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.      COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

 III.    MEETINGS

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with IV.4. below.

IV.      RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

DOCUMENTS/REPORTS REVIEW

1. Review and update this Charter periodically, at least annually, as conditions dictate.

2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review the regular internal reports to management prepared by the Chief Financial Officer and management's response.

4. Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

INDEPENDENT ACCOUNTANTS

5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

FINANCIAL REPORTING PROCESS

8. In consultation with the independent accountants and internal audit procedures, review the integrity of the organization's financial reporting processes, both internal and external.

9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, or management.

PROCESS IMPROVEMENT

11. Establish regular and separate systems of reporting to the Audit Committee by each of management, and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

12. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

14. Review with the independent accountants and the management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

ETHICAL AND LEGAL COMPLIANCE

15. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

16. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

17. Review activities, organizational structure, and qualifications of the Accounting department.

18. Review, with the organization's counsel, any legal compliance matters including corporate securities trading policies.

19. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

20. Perform any other activities consistent with this Charter, the Corporation's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

                                SPATIALIGHT, INC.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

        The undersigned hereby appoints Lawrence J. Matteson and Sandi Harrison proxies and attorney-in-fact, with full power of substitution, to represent the undersigned and to vote all the Common Shares of SpatiaLight, Inc., a New York corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of the Company to be held at the Embassy Suites Hotel, 101 McInnis Parkway, San Rafael, California 94903 at 10:00 A.M., Pacific Standard Time, on June 8, 2001 and at any adjournment thereof as hereinafter specified upon the proposals listed below and as more particularly described in the Proxy Statement of the Company, dated May 18, 2001 (the "Proxy Statement"), receipt of which is hereby acknowledged, and in their discretion upon such other matters as may properly come before the Meeting.

A [X] Please mark your votes in this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 3, 4 AND 5.

                                   WITHHOLD
                FOR all nominees   AUTHORITY
                listed at right    to vote for
                (except as marked  all nominees
                to the contrary    listed at
                below)             right
1.  Election of                    Nominees: Lawrence J. Matteson  4.  To ratify and approve time          FOR   AGAINST   ABSTAIN
    Directors:  [ ]                [ ]       Robert A. Olins           accelerated restricted stock        [ ]     [ ]       [ ]
                                             Steven F. Tripp           options granted to Anne-Marie
(INSTRUCTION  TO WITHHOLD                    Claude Piaget             Ribes, Director of Corporate
AUTHORITY TO VOTE FOR ANY                                              Development of the Corporation,
INDIVIDUAL NOMINEE, STRIKE                                             to purchase up to 1,975,000 Common
A LINE THROUGH THE NOMINEE'S                                           Shares upon the terms described in
NAME IN THE LIST AT RIGHT.)                                            the attached Proxy Statement.

2.  To ratify and approve options  FOR   AGAINST   ABSTAIN         5.  To ratify the appointment of BDO    FOR   AGAINST   ABSTAIN
    granted to Robert A. Olins,    [ ]     [ ]       [ ]               Seidman, LLP, as independent        [ ]     [ ]       [ ]
    Acting Chief Executive                                             auditors of the corporation for
    Officer, Secretary and                                             the fiscal year ending
    Treasurer and a member of                                          December 31, 2001.
    the Board of Directors of
    the Corporation, to purchase
    750,000 Common Shares upon
    the terms described in the
    attached Proxy Statement.

3.  To ratify and approve options  FOR   AGAINST   ABSTAIN
    granted to Steven F. Tripp, a  [ ]     [ ]       [ ]
    member of the Corporation's
    Board of Directors of the
    Corporation, to purchase
    150,000 Common Shares upon                                     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING
    the terms described in the                                     REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE DATE, SIGN,
    attached Proxy Statement.                                      AND RETURN THE PROXY PROMPTLY IN THE ENCLOSED, STAMPED ENVELOPE.

                                                                   I plan to attend the meeting.  Yes__   No __

                                                                   (PLEASE PRINT CHANGE OF ADDRESS (IF ANY) ON LABEL AT LEFT)


Signature(s)____________________    ________________________________     Date:__________, 2001
                                    Print or Type Stockholder's Name     Be Sure to Date Proxy

NOTE: The signature on this Proxy should correspond exactly with stockholder's name as printed above. In the case of joint tenancies, co-executors or co-trustees both should sign. Persons signing as Attorney, Executor, Administrator, Trustees of Guardian should give their full title.